Horizon Active Income Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
February 28, 2022

Shares		Value
	INVESTMENT COMPANIES - 96.8%
	Exchange Traded Funds - 96.8%
1,081,598	Columbia Diversified Fixed Income Allocation ETF	$21,675,224
897,770	First Trust Preferred Securities and Income ETF (b)	17,264,117
1,284,406	First Trust TCW Opportunistic Fixed Income ETF (b)	66,057,001
648,281	Hartford Total Return Bond ETF	24,686,540
594,624	iShares 7-10 Year Treasury Bond ETF (b)	66,669,243
386,226	iShares Core U.S. Aggregate Bond ETF	42,623,901
314,831	iShares iBoxx Investment Grade Corporate Bond ETF (b)	39,290,909
104,905	Overlay Shares Core Bond ETF	2,555,832
977,809	SPDR Blackstone / GSO Senior Loan ETF (b)	44,089,408
194,834	SPDR Bloomberg 1-3 Month T-Bill ETF (c)	17,809,776
377,036	SPDR Portfolio Intermediate Term Corporate Bond ETF	13,222,653
879,702	SPDR Portfolio Long Term Treasury ETF (b)	35,135,298
776,635	VanEck Fallen Angel High Yield Bond ETF	23,998,021
421,891	WisdomTree Yield Enhanced U.S. Aggregate Bond Fund	20,845,634
	TOTAL INVESTMENT COMPANIES (Cost - $452,702,346)	435,923,557

	SHORT TERM INVESTMENTS - 3.0%
	Money Market Funds - 3.0%
13,464,775	First American Treasury Obligations Fund, Class X, 0.01% (a)	13,464,775
	TOTAL SHORT TERM INVESTMENTS (Cost - $13,464,775)	13,464,775

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 32.5%
146,503,889	Mount Vernon Liquid Assets Portfolio, LLC, 0.12%, (a)	146,503,889
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost - $146,503,889)	146,503,889

	TOTAL INVESTMENTS - 132.3% (Cost - $612,671,010)	595,892,221
	Liabilities in Excess of Other Assets - (32.3)%	(145,492,484)
	NET ASSETS - 100.0%	$450,399,737

Percentages are stated as a percent of net assets.
(a) Interest rate reflects seven-day yield on February 28, 2022.
(b) All or a portion of this security is out on loan as of February 28, 2022.
(c) Non-income producing security.